Exhibit 10.43

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDED AND RESTATED PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”), dated as of January 30, 2009, is made by and among KMG CHEMICALS, INC., a Texas corporation, KMG-BERNUTH, INC., a Delaware corporation, and KMG ELECTRONIC CHEMICALS, INC., a Texas corporation (hereinafter collectively referred to as “Borrowers”), and WACHOVIA BANK, N.A., a national banking association, as Agent (the “Agent”) and as Collateral Agent (the “Collateral Agent”), those lenders executing this Amendment as Lenders, and such other lenders (collectively, the “Lenders”) as may become a party to the Credit Agreement (hereinafter defined).

R E C I T A L S:

A.            Borrowers, Agent, Collateral Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of December 31, 2007 (as amended hereby, the “Agreement”).

B.            Borrowers have requested that Agent, Collateral Agent and Lenders modify certain definitions and terms of the Agreement and the Pledge Agreement (as defined in the Agreement), and Lenders have agreed to the same upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01           Definitions Above.  As used herein, the terms “Agent,” “Agreement,” “Amendment,” “Borrowers,” “Collateral Agent,” and “Lenders” and “Pledge Agreement” shall have the meanings as set forth above.

Section 1.02           Definitions in Agreement.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Agreement.

ARTICLE II

AMENDMENTS TO AGREEMENT

Section 2.01           Defined Terms.  Section 1.2 of the Agreement is hereby amended as follows:

(a)           The term “EBIDA” is amended to read in full as follows:

  “EBIDA” means, with respect to an applicable Person for the applicable period, Net Income, plus the sum of (without duplication) Interest Expense, Amortization Expense, Depreciation Expense, Extraordinary Expense and all other non-cash charges, all determined in accordance with Generally Accepted Accounting Principles.

(b)           The term “EBITDA” is amended to read in full as follows:

“EBITDA” means, with respect to an applicable Person for the applicable period, Net Income, plus the sum of (without duplication) Interest Expense, Income Tax Expense, Amortization Expense, Depreciation Expense, Extraordinary Expense and all other non-cash charges, all determined in accordance with Generally Accepted Accounting Principles.

(c)           The term “Extraordinary Expense” is hereby added to read in full as follows:

“Extraordinary Expense” means any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of Net Income for such period, non-cash losses on sales of assets outside of the Ordinary Course of Business) which shall have been approved by Agent, minus, to the extent included in the statement of such Net Income for such period, the amount of any Extraordinary Receipts (including, whether or not otherwise includable as a separate item in the statement of Net Income for such period, receipts on sales of assets outside of the Ordinary Course of Business) which shall have been approved by Agent.

(d)           The term “Without Notice” is hereby amended to read in full as follows:

“Without Notice” means without demand of performance or other demand, advertisement, or notice of any kind to or upon the applicable Person, including without limitation notice of default or of intent to accelerate the maturity of any promissory note or other instrument, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor except as may be required under applicable Laws which cannot be waived or by express provision of any Loan Document.

Section 2.02           Amendment to Section 6.10.  Section 6.10 of the Agreement is hereby amended to read in full as follows:

6.10  Interest.  It is the intention of the parties hereto to conform strictly to applicable usury laws now in force.  Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Loan Document or agreement entered into in connection with or as security for the Notes, it is agreed as follows:  (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Notes, this Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount of interest permitted by applicable law, and any excess shall be credited on the Notes by the holder thereof (or, if the Notes shall have been paid in full, refunded to Borrowers); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, during the full stated term of such loans, all interest at any time contracted for, charged or received from Borrowers or on their behalf  in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Default or Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount permitted by applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes shall have been paid in full, refunded to Borrowers).

Section 2.03           Amendment to Section 10.3.  Section 10.3 of the Agreement is hereby amended by restating Subsection (A)(3) to read in full as follows:

(3)  A ratio of Funded Debt to EBITDA of not more than (i) from the date of this Agreement through January 31, 2009, 3.5 to 1.0, (ii) from February 1, 2009 through April 30, 2009, 3.25 to 1.0, and (iii) thereafter, 3.0 to 1.0.

Section 2.04           Amendment to Section 14.1.  Section 14.1 of the Agreement is hereby amended as follows:

(a)           The addresses in Subsection (B), If to Wachovia (whether as Lender, Agent, or Collateral Agent) are hereby amended to read in full as follows:

Wachovia Bank, N.A.

(If by mail)

Mail Code VA7628

P.O. Box 13327

Roanoke, Virginia 24040

(If by delivery)

Mail Code VA7628

10 South Jefferson Street

Roanoke, Virginia 24011

With a copy to:

Wachovia Bank, N.A.

2800 Post Oak Blvd., Suite 3400

Houston, Texas 77056

Attn:       Dianne Felker, Senior Vice President

With a copy to:

Winstead PC

1100 JPMorgan Chase Tower

600 Travis Street

Houston, Texas  77002

Attn:       Nelson R. Block

(b)           The addresses in Subsection (C), If to Lenders (other than Wachovia) are hereby amended to delete the portion “and with a copy to Agent” as set forth therein, and substitute the following:

and with a copy to Agent:

Wachovia Bank, N.A.

(If by mail)

Mail Code VA7628

P.O. Box 13327

Roanoke, Virginia 24040

(If by delivery)

Mail Code VA7628

10 South Jefferson Street

Roanoke, Virginia 24011

With a copy to:

Wachovia Bank, N.A.

2800 Post Oak Blvd., Suite 3400

Houston, Texas 77056

Attn:       Dianne Felker, Senior Vice President

With a copy to:

Winstead PC

1100 JPMorgan Chase Tower

600 Travis Street

Houston, Texas  77002

Attn:       Nelson R. Block

Section 2.05           Amendment to Section 14.2.  Section 14.2 of the Agreement is hereby amended to read in full as follows:

14.1  Governing Law.  This Agreement is entered into and performable in Harris County, Texas, and the substantive Laws, without giving effect to principles of conflict of laws, of the United States and the State of Texas shall govern the construction of this Agreement and the documents executed and delivered pursuant hereto, and the rights and remedies of the parties hereto and thereto, except to the extent that the Uniform Commercial Code or other applicable Law requires that the perfection, the effect of perfection or non-perfection, the priority of Collateral Agent’s Lien, or the enforcement of certain of Collateral Agent’s remedies with respect to the Collateral, be governed by the Laws of another Jurisdiction.

Section 2.06           Amendment to Section 14.3.  Section 14.3 of the Agreement is hereby amended to read in full as follows:

14.3  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL, ETC.

(A)  BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(1)  SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

(2)  CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(3)  AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN THIS AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

(4)  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(B)  EACH OF BORROWER AND LENDER PARTY HEREBY:

(1)  IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT, THE NOTES, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH; AND

(2)  AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY OF ANY KIND WHATSOEVER BETWEEN OR AMONG THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 2.07           INDEMNITIES.  EACH OF THE INDEMNITIES IN THE AGREEMENT IS HEREBY MODIFIED TO PROVIDE THAT THE INDEMNIFIED PARTY IS INDEMNIFIED AS TO SUCH INDEMNIFIED PARTY’S OWN NEGLIGENCE; PROVIDED, THE INDEMNIFICATION PROVIDED IN SECTION 12.7(A) SHALL EXCLUDE FROM INDEMNIFICATION AGENT’S ACTS OR OMISSIONS OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

ARTICLE III

AMENDMENTS TO PLEDGE AGREEMENT

Section 3.01           Amendment to Section 14.  Section 14 of the Pledge Agreement is hereby amended to read in full as follows:

14.  Venue; Governing Law.  This Agreement is entered into and performable in Houston, Harris County, Texas, and the substantive Laws, without giving effect to principles of conflict of laws, of the United States and the State of Texas shall govern the construction of this Agreement and the documents executed and delivered pursuant hereto, and the rights and remedies of the parties hereto and thereto, except to the extent that the location of any Pledged Collateral in a state or Jurisdiction other than Texas requires that the perfection of Collateral Agent’s Lien hereunder, and the enforcement of certain of Collateral Agent’s remedies with respect to the Pledged Collateral, be governed by the Laws of such other state or Jurisdiction.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.01           Representations and Warranties True and Correct.  The representations and warranties contained herein and in all other Loan Documents, as amended hereby and by the other documents given in connection with this Amendment, shall be true and correct as of the date hereof except as previously disclosed to Lender.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 5.01           Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.  Borrowers and Lenders agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.  The terms, provisions, and conditions of any and all of the Loan Documents are hereby ratified and confirmed in every respect by Borrowers and shall continue in full force and effect.

Section 5.02           Representations and Warranties.  Borrowers hereby represent and warrant to Lenders that:

(a)           the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the articles of incorporation or bylaws of Borrowers;

(b)           the representations and warranties contained in the Agreement, after giving effect to the modifications contained in this Amendment, and any other Loan Document, are true and correct in all material respects on and as of the date hereof except as previously disclosed to Lenders;

(c)           after giving effect to the modifications contained in this Amendment, no Default or Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be a Default or an Event of Default;

(d)           after giving effect to the modifications contained in this Amendment, Borrowers are in full compliance with all covenants and agreements contained in the Agreement as amended hereby; and

(e)           Borrowers are not presently aware of any claim they have against Lenders, nor are they aware of any claim any of their subsidiaries have against Lenders, for damages arising out of any prior action or inaction on the part of Lenders or their representatives or agents.

ARTICLE VI

MISCELLANEOUS

Section 6.01           Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document  furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents.

Section 6.02           Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 6.03           Expenses of Lender.  As provided in the Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lenders’ legal counsel, and all reasonable costs and expenses incurred by Lenders in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lenders’ legal counsel.

Section 6.04           Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.05           APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO  SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS).

Section 6.06           Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lenders and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lenders.

Section 6.07           Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.08           Effect of Waiver.  No consent or waiver, express or implied, by Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.09           Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10           SECTION 26.02 NOTICE.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

EXECUTED as of the date first written above.

[Remainder of page is blank.  Signatures appear on following pages.]

SIGNATURE PAGES — BORROWERS

KMG CHEMICALS, INC.

By:	/s/
Name:
Title:

KMG-BERNUTH, INC.

By:	/s/
Name:
Title:

KMG ELECTRONIC CHEMICALS, INC.

By:	/s/
Name:
Title:

SIGNATURE PAGE — WACHOVIA

WACHOVIA BANK, N.A., as Agent, Collateral Agent, Lender and Issuing Lender

By:	/s/
Name:
Title:

Instructions for Wire Transfers to Agent:

Wachovia Bank, N.A.

Charlotte, NC

ABA Number:  053 000 219

Account Number:  01459670001944

Account Name:  Agency Svcs Synd Clearing

Payment Details:  KMG Chemicals

SIGNATURE PAGE — BANK OF AMERICA

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/
Name:
Title:

SIGNATURE PAGE — THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA,
as a Lender

By:	/s/
Name:
Title:

SIGNATURE PAGE — PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE INSURANCE COMPANY,
as a Lender

By:	/s/
Name:
Title: